UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or l5 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2005

Washington Banking Company
(Exact name of registrant as specified in its charter)

Washington
(State or other jurisdiction of incorporation)

000-24503	91-1725825
(Commission File Number)	(IRS Employer Identification No.)

450 Bayshore Drive
Oak Harbor, WA 98277
(Address of principal executive offices) (Zip Code)

(360) 679-3121
(Registrant’s telephone number, including area code)

FORM 8-K

WASHINGTON BANKING COMPANY
Oak Harbor, Washington

April 25, 2005

Item 2.02 Results of Operations and Financial Condition

On April 20, 2005, Washington Banking Company announced by press release its earnings for the first quarter ended March 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1.

On April 19, 2005, Washington Banking Company announced by press release a 4-for-3 stock split. A copy of the press release is attached hereto as Exhibit 99.2.

Item 7.01. Regulation FD Disclosure

The information in this Form 8-K and the attached Exhibits shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

          Exhibit 99.1 Press Release dated April 20, 2005

          Exhibit 99.2 Press Release dated April 19, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON BANKING COMPANY
Date: April 25, 2005	By:	/s/ Michal D. Cann

Michal D. Cann President and Chief Executive Officer